                                                                               .
                                                                               .
                                                                               .

                                                                  Exhibit (g)(x)

                                SCHEDULE A
                      SHAREHOLDER SERVICES AGREEMENT

FUND                                                      EFFECTIVE DATE
----                                                      --------------
A.  Sweep Funds

Schwab Money Market Fund                                  May 1, 1993

Schwab Government Money Fund                              May 1, 1993

Schwab Municipal Money Fund--Sweep Shares                 May 1, 1993

Schwab California Municipal Money Fund--Sweep Shares      May 1, 1993

Schwab US Treasury Money Fund                             May 1, 1993

Schwab New York Municipal Money Fund--Sweep Shares        November 10, 1994

Schwab New Jersey Municipal Money Fund                    January 20, 1998

Schwab Pennsylvania Municipal Money Fund                  January 20, 1998

Schwab Florida Municipal Money Fund                       February 16, 1998

Schwab Massachusetts Municipal Money Fund                 April 21, 2003

Schwab Cash Reserves                                      July 9, 2004

Schwab Advisor Cash Reserves -- Sweep Shares              July 9, 2004

Schwab Advisor Cash Reserves -- Premier Sweep Shares      July 9, 2004

B.  Other Funds

Schwab Value Advantage Money Fund--Investor Shares        May 1, 1993

Schwab Value Advantage Money Fund--Institutional Shares   June 14, 2002

Schwab Value Advantage Money Fund--Select Shares          February 25, 2003

Schwab Value Advantage Money Fund -- Institutional
Prime Shares                                              May 24, 2006

Schwab Retirement Advantage Money Fund (Formerly
Schwab Institutional Advantage Money Fund)                May 1, 1993

Schwab Investor Money Fund (Formerly Schwab
Retirement Money Fund)                                    November 26, 1993

Schwab Municipal Money Fund--Value Advantage Shares       June 6, 1995

Schwab Municipal Money Fund--Institutional Shares          May 29, 2003

Schwab Municipal Money Fund--Select Shares                 May 29, 2003

Schwab California Municipal Money Fund--Value              June 6, 1995
Advantage Shares

Schwab New York Municipal Money Fund--Sweep                June 6, 1995
Shares--Value Advantage Shares

             THE CHARLES SCHWAB FAMILY OF FUNDS

             By:    /s/ Kimon Daifotis
                    ----------------------------------
                    Kimon Daifotis,
                    Senior Vice President and
                    Chief Investment Officer -- Fixed Income

             CHARLES SCHWAB & CO., INC.

             By:    /s/ Fred Potts
                    ----------------------------------
                    Fred Potts,
                    Senior Vice President

Dated as of September 6, 2006

                                SCHEDULE C
                      SHAREHOLDER SERVICES AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

     FUND                                                       FEE
     ----                                                       ---
A.   Sweep Funds

     Schwab Money MarketFund                                    An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

     Schwab Government Money Fund                               An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

     Schwab Municipal Money Fund--Sweep Shares                  An annual fee, payable monthly,
     (formerly Schwab Tax-Exempt Money Fund)                    of twenty one-hundredths of one
                                                                percent (.20%) of the Fund's
                                                                average daily net assets

     Schwab California Municipal Money Fund--Sweep              An annual fee, payable monthly, of
     Shares (formerly Schwab California Tax-Exempt              twenty one-hundredths of one percent
     Money Fund)                                                (.20%) of the Fund's average daily net
                                                                assets

     Schwab US Treasury Money Fund                              An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

     Schwab New York Municipal Money Fund--Sweep                An annual fee, payable monthly, of
     Shares (formerly Schwab New York Tax-Exempt                twenty one-hundredths of one percent
     Money Fund)                                                (.20%) of the Fund's average daily net
                                                                assets

     Schwab New Jersey Municipal Money Fund                     An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

     Schwab Pennsylvania Municipal Money Fund                   An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

     Schwab Florida Municipal Money Fund                        An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

     Schwab Massachusetts Municipal Money Fund                  An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

     Schwab Cash Reserves                                       An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

     Schwab Advisor Cash Reserves -- Sweep Shares               An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

     Schwab Advisor Cash Reserves -- Premier Sweep Shares       An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

B.   Other Funds

     Schwab Value Advantage Money Fund -- Investor Shares       An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

     Schwab Value Advantage Money Fund -- Institutional Shares  An annual fee, payable monthly, of three one-hundredths of one percent (.03%) of
                                                                the Fund's average daily net assets

     Schwab Value Advantage Money Fund -- Select Shares         An annual fee, payable monthly, of ten
                                                                one-hundredths of one percent (.10%) of
                                                                the Fund's average daily net assets

     Schwab Value Advantage Money Fund -- Institutional Prime   An annual fee, payable monthly, of one
     Shares                                                     one-hundredths of one percent (.01%) of
                                                                the Fund's average daily net assets

     Schwab Retirement Advantage Money Fund                     An annual fee, payable monthly, of
     (formerly Schwab Institutional Advantage Money Fund)       seventeen one-hundredths of one percent
                                                                (.17%) of the Fund's average daily net
                                                                assets

     Schwab Investor Money Fund                                 An annual fee, payable monthly, of
     (formerly Schwab Retirement Money Fund)                    twenty one-hundredths of one percent

                                                                (.20%) of the Fund's average daily net
                                                                assets

     Schwab Municipal Money Fund--Value Advantage Shares        An annual fee, payable monthly,
     (formerly Schwab Tax-Exempt Money Fund)                    of seventeen one-hundredths of
                                                                one percent (.17%) of the
                                                                Fund's average daily net assets

     Schwab Municipal Money Fund-Institutional Shares           An annual fee, payable monthly, of
                                                                seventeen one-hundredths of one percent
                                                                (.17%) of the Fund's average daily net
                                                                assets

     Schwab Municipal Money Fund-Select Shares                  An annual fee, payable monthly, of
                                                                seventeen one-hundredths of one percent
                                                                (.17%) of the Fund's average daily net
                                                                assets

     Schwab California Municipal Money Fund--Value Advantage    An annual fee, payable monthly, of
     Shares (formerly Schwab California Tax-Exempt Money Fund)  seventeen one-hundredths of one percent
                                                                (.17%) of the Fund's average daily net
                                                                assets

     Schwab New York Municipal Money Fund--Value Advantage      An annual fee, payable monthly, of
     Shares (formerly Schwab New York Tax-Exempt Money Fund)    seventeen one-hundredths of one percent
                                                                (.17%) of the Fund's average daily net
                                                                assets

             THE CHARLES SCHWAB FAMILY OF FUNDS

             By:    /s/ Kimon Daifotis
                    ----------------------------------
                    Kimon Daifotis,
                    Senior Vice President and
                    Chief Investment Officer -- Fixed Income

             CHARLES SCHWAB & CO., INC.

             By:    /s/ Fred Potts
                    ----------------------------------
                    Fred Potts,
                    Senior Vice President

Dated as of September 6, 2006